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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------



                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported): June 17, 1998 (May 18, 1998)

                         ------------------------------

                             JDN REALTY CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


    MARYLAND                        1-12844                        58-1468053
(State or Other             (Commission File Number)            (I.R.S. Employer
Jurisdiction of                                                  Identification
 Incorporation)                                                      Number)

             359 EAST PACES FERRY ROAD
                     SUITE 400
                     ATLANTA, GEORGIA                            30305
      (Address of Principal Executive Offices)                 (Zip Code)

                                 (404) 262-3252
              (Registrant's Telephone Number, including Area Code)

                                 NOT APPLICABLE
                                  (Former Name)


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ITEM 5.  OTHER EVENTS AND INFORMATION.

On May 18, 1998, JDN Realty Corporation announced a 3-for-2 stock split and an increase in its quarterly dividend. A copy of the related press release is included as an exhibit to this filing.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (C)      EXHIBITS.


     Exhibit No.                          Description
     -----------                          -----------
         99.1     Press Release: JDN Realty Corporation Announces 3-for-2 Stock
                  Split and Increases Quarterly Dividend






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    JDN REALTY CORPORATION



                                    By:    /s/ William J. Kerley
                                           -----------------------------
                                           William J. Kerley
                                           Chief Financial Officer


Date:  May 20, 1998


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                                  EXHIBIT INDEX


    Exhibit No.                           Description
    -----------                           -----------
         99.1     Press Release: JDN Realty Corporation Announces 3-for-2 Stock
                  Split and Increases Quarterly Dividend